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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): SEPTEMBER 18, 1998
                              (SEPTEMBER 10, 1998)

                         ------------------------------

                             JDN REALTY CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


  MARYLAND                        1-12844                         58-1468053
(State or Other                (Commission File                (I.R.S. Employer
Jurisdiction of                      Number)                    Identification
Incorporation)                                                      Number)


              359 EAST PACES FERRY ROAD
              SUITE 400
              ATLANTA, GEORGIA                                        30305
        (Address of Principal Executive Offices)                    (Zip Code)

                                 (404) 262-3252
              (Registrant's Telephone Number, including Area Code)

                                 NOT APPLICABLE
                                  (Former Name)



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ITEM 5.  OTHER EVENTS.

                  On September 10, 1998, the Company entered into a terms agreement with A.G. Edwards & Sons, Inc., J.C. Bradford & Co., LLC, Interstate/Johnson Lane Corporation and Stifel, Nicolaus & Company, Incorporated (collectively, the "Underwriters") relating to the sale by the Company to the Underwriters of 2,000,000 shares of the Company's 9 3/8% Series A Cumulative Redeemable Preferred Stock, par value $.01 per share (the "Preferred Stock"), at a price of $25.00 per share. The related Underwriting Agreement, dated July 30, 1997, was filed as an exhibit to the Company's Current Report on Form 8-K filed on August 1, 1997. This offering closed on September 17, 1998.

                  A registration statement on Form S-3 relating to the Preferred Stock has been filed with the Securities and Exchange Commission and was declared effective on October 30, 1997.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

                  (C)      EXHIBITS.


  Exhibit No.                               Description
  -----------                               -----------
       1           Terms Agreement dated September 10, 1998 by and between the Company and A.G. Edwards & Sons, Inc., J.C. Bradford & Co., LLC,
                   Interstate/Johnson Lane Corporation and Stifel, Nicolaus & Company,
                   Incorporated and related Underwriting Agreement (Underwriting
                   Agreement filed as Exhibit 1.1 to the Company's Current Report on
                   Form 8-K filed on August 1, 1997 and incorporated herein by reference)

       5           Opinion of Waller Lansden Dortch & Davis, A Professional Limited
                   Liability Company

       8           Tax Opinion of Waller Lansden Dortch & Davis, A Professional Limited
                   Liability Company

       23          Consent of Waller Lansden Dortch & Davis, A Professional Limited
                   Liability Company (included in Exhibits 5 and 8)

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       JDN REALTY CORPORATION



                                       By:  /s/ William J. Kerley
                                            ------------------------------------
                                            William J. Kerley
                                            Chief Financial Officer

Date: September 16, 1998


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                                INDEX TO EXHIBITS


  Exhibit No.                         Description
  -----------                         -----------
       1           Terms Agreement dated September 10, 1998 by and between the Company and A.G. Edwards & Sons, Inc., J.C. Bradford & Co., LLC,
                   Interstate/Johnson Lane Corporation and Stifel, Nicolaus & Company,
                   Incorporated and related Underwriting Agreement (Underwriting
                   Agreement filed as Exhibit 1.1 to the Company's Current Report on
                   Form 8-K filed on August 1, 1997 and incorporated herein by reference)

       5           Opinion of Waller Lansden Dortch & Davis, A Professional Limited
                   Liability Company

       8           Tax Opinion of Waller Lansden Dortch & Davis, A Professional Limited
                   Liability Company

       23          Consent of Waller Lansden Dortch & Davis, A Professional Limited
                   Liability Company (included in Exhibits 5 and 8)